EXHIBIT 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TO:  Speechlink Communications Corp.

     As independent certified public accountants we hereby consent to the use of our report dated March 15, 2001 relating to the financial statements of Speechlink Communications Corp. incorporated in such Form 10-SB Registration Statement.


                                        /s/ STEFANOU & COMPANY, LLP
                                        ---------------------------
                                        Stefanou & Company LLP


McLean, Virginia

June 27, 2001